SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)
                                 March 27, 1997

               Bear Stearns Mortgage Securities Inc. (as Depositor under a Pooling Agreement dated as of December 1, 1996 providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-10)

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)

      Delaware                        33-62710                    13-3633241
   --------------                -----------------               ------------
   (State or other               (Commission File                (IRS Employer
   jurisdiction of                  Number)                      Identification
   incorporation)                                                   No.)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (Zip Code)

                                 (212) 272-2000
               Registrant's telephone number, including area code


                         Not Applicable________________
              (Former name or former address, if changed since last
                                    report.)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit No.

         1.1 Terms Agreement dated as of March 24, 1997 between the Registrant and Bear, Stearns & Co. Inc.

         4.1 Pooling Agreement dated as of March 1, 1997 between the Registrant and First Trust National Association, as Trustee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BEAR STEARNS MORTGAGE SECURITIES INC.
                                              (Registrant)


                                        Date: April 11, 1997

                                        By:/s/ Joseph Jurkowski
                                        Name: Joseph Jurkowski
                                        Title: Vice President